                                                                EXHIBIT 10.59


                         CONSENT TO TRANSFER OF PROPERTY
            AND ASSUMPTION OF AMENDED AND RESTATED SECURED PROMISSORY
          NOTE, AMENDED AND RESTATED DEED TO SECURE DEBT AND SECURITY
                    AGREEMENT, LOAN AGREEMENT, ASSIGNMENT OF
                 LEASES AND RENTS AND ESCROW SECURITY AGREEMENT
                                     752693

         THIS CONSENT TO TRANSFER OF PROPERTY AND ASSUMPTION OF AMENDED AND RESTATED SECURED PROMISSORY NOTE, AMENDED AND RESTATED DEED TO SECURE DEBT AND SECURITY AGREEMENT, LOAN AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND ESCROW SECURITY AGREEMENT ("Consent and Assumption") is entered into effective as of August 13, 2004 among (i) LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR MORGAN STANLEY DEAN WITTER CAPITAL I INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-TOP1 ("Lender"); (ii) THE PROMENADE AT PLEASANT HILL, L.P., a Georgia limited partnership ("Current Borrower"); (iii) RAMCO PROMENADE LLC, a Michigan limited liability company ("Proposed Borrower"); (iv) JAMES C. WALLACE, JR. ("Current Guarantor") and (v) RAMCO-GERSHENSON PROPERTIES, L.P. ("Proposed Guarantor").

                                   WITNESSETH:

         WHEREAS, PRINCIPAL COMMERCIAL FUNDING, LLC ("Original Lender") provided Current Borrower a loan (the "Loan") in the original principal amount of Fourteen Million Two Hundred Sixteen Thousand Dollars ($14,216,000.00) evidenced by a Amended and Restated Secured Promissory Note dated August 24, 2000, from Current Borrower to Original Lender (the "Note") secured by a Amended and Restated Deed to Secure Debt and Security Agreement dated August 24, 2000 (the "Mortgage") covering the property described therein (the "Property") and recorded September 1, 2000 in Book 21208, Page 0035 among the land records of Gwinnett County, Georgia, and an Assignment of Leases and Rents dated August 24, 2000 (the "Assignment of Leases and Rents") and recorded September 1, 2000 in Book 21208, Page 0083 among the land records of Gwinnett County, Georgia (the Note, the Mortgage, the Assignment of Leases and Rents, Loan Agreement and all other documents, instruments and agreements executed and delivered in connection with the Loan, as heretofore amended, modified, or assigned, to be referred to hereinafter as the "Current Loan Documents"); and

         WHEREAS, Original Lender assigned the Mortgage and the Assignment of Leases and Rents to Lender through an Assignment of Amended and Restated Deed to Secure Debt and Security Agreement dated February 23, 2001 and recorded September 17, 2001, in Book 24491, at Page 0216, in the Gwinnett County, Georgia; and

         WHEREAS, Current Borrower and Proposed Borrower have requested that Lender consent to the transfer of Current Borrower's interest in the Property to Proposed Borrower and Lender will consent to the transfer of Current Borrower's interest in the Property to Proposed

Borrower provided that: (i) Proposed Borrower enters into this Consent and Assumption assuming Current Borrower's obligations under the Note, Mortgage, Assignment of Leases and Rents, Loan Agreement dated August 24, 2000 and Escrow Security Agreement dated August 24, 2000, (collectively with this document, the "Loan Documents"); (ii) Proposed Borrower enters into that certain Environmental Indemnity Agreement dated of even date herewith; and (iii) Proposed Guarantor enters into the Guaranty of even date herewith.

         NOW, THEREFORE, in consideration of the above premises and of the benefits to be obtained by the covenants contained herein, and for other good, valuable and legal consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto intending to be legally bound hereby agree as follows:

1. Lender hereby consents to the transfer of all of Current Borrower's interest in the Property to Proposed Borrower. Nothing herein shall in any way be construed to impair or affect the first lien priority of the Mortgage.

2. Proposed Borrower hereby agrees to assume all of Current Borrower's obligations under the Loan Documents and abide by the terms thereof. The funds used to facilitate the purchase of the Property are a capital contribution and are not secured, directly or indirectly, by an interest in the Proposed Borrower or other collateral assigned to the Lender.

3. Lender's consent to this transfer and assumption of all of Current Borrower's obligations under the Loan Documents by Proposed Borrower shall not be deemed to be a waiver of Lender's requirements for consent to any future transfer.

4. On the date that Proposed Borrower assumes the loan and acquires the ownership interest in the Property from Current Borrower, which shall be the same date as the date this document is recorded ("Transfer Date"), Current Borrower and Current Guarantor shall be released from all obligations under the Loan Documents and Current Guarantor shall be released from all obligations under that certain Guaranty dated August 24, 2000 in connection with the loan documents except Current Borrower and Current Guarantor shall remain liable to Lender, its successors and/or assigns for any environmental indemnity obligations specified in the Mortgage/under that certain Environmental Indemnity Agreement dated August 24, 2000, and/or for any Hazardous Material (as defined in the Environmental Indemnity Agreement/Mortgage) introduced to the Property prior to the Transfer Date or introduced by Current Borrower or Current Guarantor after the Transfer Date.

5. Proposed Guarantor agrees to enter into the Guaranty and abide by the terms thereof.

6. As of the date hereof, Borrower is a Michigan limited liability. Borrower shall become a Delaware limited liability company within 60 days after the Transfer Date.

7.       The following shall be added as a Permitted Transfer in the Mortgage:
         "1) transfer of limited partnership interests of Ramco-Gershenson Properties, L.P. (RGPLP), the limited partnership which owns the sole membership in Borrower and (2) sales of publicly traded shares of Ramco-Gershenson Properties Trust (RGPT), which is a publicly traded real estate trust that is the general partner of RGPLP provided (i) RGPLP shall continue to own the Borrower, which shall continue to own the Premises and (ii) RGPT continues to be the general partner of RGPLP and own a 70% interest in RGPLP". Lender acknowledges that such transfers shall not be deemed a default under any of the Current Loan Documents or trigger the payment obligations, if any, under applicable escrow reserves or other similar accounts.

8. The Notice address to Borrower, as shown on the first page of the Mortgage, is hereby changed to read: 31500 Northwestern Highway, Suite 300, Farmington Hills, MI 48334

9. This Consent and Assumption may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

10. Except as herein specifically modified and consented to, the Loan Documents shall remain in full force and effect as written.

11. Proposed Borrower and Proposed Guarantor will not be responsible or liable for breach of a warranty or representation by Current Borrower and/or Current Guarantor, exclusive of the Environmental Indemnity Agreement.

12. This Consent and Assumption shall be governed by the laws of the state of Georgia and be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

         IN WITNESS WHEREOF, the parties have signed and sealed this agreement as of the date and year above written.


                      (Signatures begin on following page)

                          LENDER:

                          LASALLE BANK NATIONAL ASSOCIATION,
                          AS TRUSTEE FOR MORGAN STANLEY DEAN
                          WITTER CAPITAL I INC., COMMERCIAL
                          MORTGAGE PASS-THROUGH CERTIFICATES,
                          SERIES 2001-TOP1

                           By:   PRINCIPAL GLOBAL INVESTORS, LLC,
                                 formerly known as PRINCIPAL CAPITAL
                                 MANAGEMENT, LLC, a Delaware limited
                                 liability company, in its capacity as Primary Servicer its authorized signatory

                                 By: /s/  Patrick G. Haiter
                                 Patrick G. Haiter,
                                 Executive Director
                                 (Principal Real Estate Investments)


                            By: /s/  Christopher J. Henderson
                            Christopher J. Henderson,
                                Counsel


                          CURRENT BORROWER:

                          THE PROMENADE AT PLEASANT HILL, L.P.,
                          A Georgia limited partnership


                          By: /s/  James C. Wallace Jr.
                          James C. Wallace Jr.,
                          Sole General Partner


                          CURRENT GUARANTOR:


                          By: /s/  James C. Wallace Jr.
                          James C. Wallace Jr., an
                          Individual Guarantor




(Signatures continue on following page)

                          PROPOSED BORROWER:

                          RAMCO PROMENADE LLC, a Michigan
                          limited liability company

                          By: /s/  Richard J. Smith
                          Richard J. Smith,
                          Chief Financial Officer



                          PROPOSED GUARANTOR:

                          RAMCO-GERSHENSON PROPERTIES, L.P., a
                          Delaware limited partnership


                          By     RAMCO-GERSHENSON
                                 PROPERTIES TRUST, a Maryland
                                 real estate investment trust, its Sole
                                 General Partner

                                 By: /s/  Richard J. Smith
                                 Richard J. Smith,
                                 Chief Financial Officer

                                           And

                                 By: /s/ Richard Gershenson
                                 Richard Gershenson,
                                 EVP